UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2021
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Air Transport Services Group, Inc.
(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 9, 2021, Omni Air International, LLC (“OAI”), a wholly owned subsidiary of Air Transport Services Group (“ATSG”), finalized a Payroll Support Program Extension Agreement (“PSP2 Agreement”) with the U.S. Department of the Treasury (“Treasury”) pursuant to Subtitle A of Title IV of Division N of the Consolidated Appropriations Act, 2021 (the “PSP Extension Law”). In March 2020, Treasury created the Payroll Support Program (“PSP1”) under Division A, Title IV, Subtitle B, of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, to provide payments to passenger air carriers, cargo air carriers, and certain contractors to be exclusively used for the continuation of payment of employee wages, salaries, and benefits. The PSP Extension Law, which was enacted into law on December 27, 2020 (“PSP2”), authorizes Treasury to provide further financial assistance to passenger air carriers and certain contractors. Under the PSP2 Agreement, OAI expects to receive non-repayable grant funds totaling approximately $37.4 million, to be paid in installments. OAI received an initial installment payment of $18.7 million on February 4, 2021. As a condition to receiving the funds, OAI must refrain from conducting involuntary furloughs or reducing employee rates of pay or benefits through March 31, 2021; limit, on behalf of itself and its affiliate air carriers, executive compensation through October 1, 2022; maintain certain air transportation service through March 1, 2022 as may be required by the U.S. Department of Transportation pursuant to its authority under the CARES Act; and maintain certain internal controls and records relating to the CARES Act funds and comply with certain reporting requirements. In addition, ATSG may not pay dividends or repurchase its shares through March 31, 2022.
In May 2020, OAI and Air Transport International, Inc. (“ATI”), a wholly owned subsidiary of ATSG, each entered into a Payroll Support Program Agreement (“PSP1 Agreement”) with Treasury with respect to PSP1 under the CARES Act, pursuant to which they received non-repayable grant funds totaling approximately $67.4 million and $8.3 million; respectively, paid in installments through September 2020. OAI’s and ATI’s receipt of the funds is subject to conditions which are similar to those described above with respect to PSP2.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	February 10, 2021